Ivy Science and Technology Fund
Summary Prospectus | July 31, 2018 as supplemented August 20, 2018

SHARE CLASS (TICKER): CLASS A SHARES (WSTAX)  |  CLASS B SHARES (WSTBX)  |  CLASS C SHARES (WSTCX)  |  CLASS E SHARES (ISTEX)  |  CLASS I SHARES (ISTIX)   |  CLASS N SHARES (ISTNX)  |  CLASS R SHARES (WSTRX)  |  CLASS Y SHARES (WSTYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 800.777.6472 or by sending an e-mail request to prospectus.request@waddell.com. You also can get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2018 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 255 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 146 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class E		Class I	Class N	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		2.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None		None	None	None	None
Maximum Account Fee	$20	[2]	None		None		$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A		Class B		Class C		Class E	Class I		Class N	Class R	Class Y
Management Fees	0.80%		0.80%		0.80%		0.80%	0.80%		0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		0.25%	0.00%		0.00%	0.50%	0.25%
Other Expenses	0.16%		0.22%		0.17%		0.41%	0.19%		0.05%	0.28%	0.19%
Total Annual Fund Operating Expenses	1.21%		2.02%		1.97%		1.46%	0.99%		0.85%	1.58%	1.24%
Fee Waiver and/or Expense Reimbursement[3,4,5,6]	0.00%		0.00%		0.00%		0.16%	0.00%		0.00%	0.00%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	[7]	2.02%	[7]	1.97%	[7]	1.30%	0.99%	[7]	0.85%	1.58%	1.21%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

Through July 31, 2019, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 1.30%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[4]

Through July 31, 2020 IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.03%. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[5]

Through July 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[6]

Through July 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[7]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to exclude certain one-time expenses of the Fund.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	605	934	1,188	2,140
Class C Shares	200	618	1,062	2,296
Class E Shares	399	745	1,113	2,139
Class I Shares	101	315	547	1,213
Class N Shares	87	271	471	1,049
Class R Shares	161	499	860	1,878
Class Y Shares	123	387	675	1,495

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	205	634	1,088	2,140
Class C Shares	200	618	1,062	2,296
Class E Shares	399	745	1,113	2,139
Class I Shares	101	315	547	1,213
Class N Shares	87	271	471	1,049
Class R Shares	161	499	860	1,878
Class Y Shares	123	387	675	1,495

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Ivy Science and Technology Fund invests primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of IICO, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of IICO, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund also may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Fund may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

IICO typically emphasizes growth potential in selecting stocks; that is, IICO seeks companies in which earnings are likely to grow faster than the economy. IICO aims to identify strong secular trends within industries and then applies a largely bottom-up (researching individual issuers) stock selection process by considering a number of factors in selecting securities for the Fund’s portfolio. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company’s products and services have high barriers to entry. The Fund typically holds a limited number of stocks (generally 40 to 60).

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Concentration Risk. Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities.

∎

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

∎

Holdings Risk. The Fund typically holds a limited number of stocks (generally 40 to 60), and the Fund’s portfolio manager also tends to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio manager invested a greater portion of the Fund’s total assets in a larger number of stocks.

∎

Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

∎

Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

∎

Non-Diversification Risk. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held more diversified holdings.

∎

Science and Technology Industry Risk. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.

∎

Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper and Morningstar peer group (each a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 19.75% (the first quarter of 2012) and the lowest quarterly return was -15.50% (the third quarter of 2011). The Class A return for the year through June 30, 2018 was 9.35%.

Average Annual Total Returns

as of December 31, 2017	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	25.19%	14.34%	10.22%
Return After Taxes on Distributions	23.26%	13.60%	9.54%
Return After Taxes on Distributions and Sale of Fund Shares	15.85%	11.46%	8.27%
Class B
Return Before Taxes	27.80%	14.71%	10.11%
Class C
Return Before Taxes	31.84%	14.89%	10.07%
Class E
Return Before Taxes	29.45%	14.99%	10.48%
Class I
Return Before Taxes	33.13%	16.03%	11.24%

as of December 31, 2017	1 Year	5 Years	10 Years (or Life of Class)
Class N (began on 07-31-2014)
Return Before Taxes	33.35%	N/A	9.51%
Class R
Return Before Taxes	32.35%	15.34%	10.60%
Class Y
Return Before Taxes	32.81%	15.74%	10.97%

Indexes	1 Year	5 Years	10 Years
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	37.78%	21.68%	12.25%
Lipper Science & Technology Funds Universe Average (net of fees and expenses)	36.96%	18.99%	10.32%
Morningstar Technology Category Average (net of fees and expenses)	36.71%	19.51%	10.30%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Zachary H. Shafran, Senior Vice President of IICO, has managed the Fund since February 2001, and Bradley J. Warden, Senior Vice President of IICO, has managed the Fund since October 2016.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (800.777.6472) (Class A, B and C shares) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A, B and C shares). If your shares are not held in a Direct Account (such as for Class N shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account (Class A and Class C)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-WSTAX